CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ESYS Holdings, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2008, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Raymond Tejeda-Acevedo, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2008.

ESYS HOLDINGS, INC.

BY:  /S/RAYMOND TEJEDA-ACEVEDO
        Raymond Tejeda-Acevedo, President, Principal
        Executive Officer, Treasurer, Principal
       Accounting Officer, Principal Financial Officer
       and a member of the Board of Directors